Securities and Exchange Commission
                             Washington, D.C. 20549

                      ------------------------------------



                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 1999


                               CALDERA CORPORATION


             (Exact name of registrant as specified in its charter)


              Florida                                      1-12023
(State or other jurisdiction of incorporation)    (Commission File No.)



    133 Richmond Street West                              M5H 2L3
           Suite 401                                     (Zip Code)
    Toronto, Ontario
            Canada
(Address of principal executive offices)


       Registrant's telephone number, including area code: (416) 777-0477







3503.1

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         This report is being filed to correct the filing of Exhibit 10.3 from the prior filing on November 4, 1999.

Item 7.  Financial Statement and Exhibits

         (a) The financial statements of the Registrant and Level Jump will be filed within 60 days of the event causing this report.

         (b) Pro forma financial information required hereunder will be filed within 60 days of the event causing this report.

         (c)      The following documents are filed herewith as exhibits:


             2.1* Agreement and Plan of Exchange dated October 20, 1999 (without exhibits).

             4.1* Voting Agreement between ZDG Holdings Inc. and Brice Scheschuk, dated October 26, 1999 relating to 252,000 (183,272) shares of Common Stock.

             4.2* Voting Agreement between ZDG Holdings Inc. and Glen Akselrod, dated October 26, 1999 relating to 252,000 (183,272) shares of Common Stock.

             4.3* Voting Agreement between David Roff and Brice Scheschuk, dated October 26, 1999 relating to 168,000 (122,181) shares of Common Stock.

             4.4* Voting Agreement between David Roff and Glen Akselrod, dated October 26, 1999 relating to 168,000 (122,181) shares of Common Stock.

             4.5* Option Agreement between ZDG Holdings Inc. and Brice Scheschuk, dated October 26, 1999 relating to 252,000 (183,272) shares of Common Stock

             4.6* Option Agreement between ZDG Holdings Inc. and Glen Akselrod, dated October 26, 1999 relating to 252,000 (183,272) shares of Common Stock

             4.7* Option Agreement between David Roff and Brice Scheschuk, dated October 26, 1999 relating to 168,000 (122,181) shares of Common Stock

             4.8* Option Agreement between David Roff and Glen Akselrod, dated October 26, 1999 relating to 168,000 (122,181) shares of Common Stock

             4.9* Voting and Exchange Agreement among thestockpage.com inc., Level Jump and Robert Landau

             4.10* Voting and Exchange Agreement among thestockpage.com inc., Level Jump and David Roff

             4.11* Support Agreement between Level Jump and thestockpage.com inc.

             10.1*  Employment Agreement between Level Jump and Mr. Robert
                    Landau.

             10.2*  Employment Agreement between Level Jump and Mr. David Roff.

             10.3 Performance Equity Plan of Level Jump Financial Group, Inc. dated May 1, 1999

             99.1* Description of Directors, Officers and Principal Stockholders and Related Matters

             99.2*  Statement of Risk Factors



* Previously Filed




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



                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CALDERA CORPORATION



                                                 /S/ ROBERT LANDAU
                                            ------------------------
                                            Name:    Robert Landau
                                            Title:   President


Date: November 5, 1999




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